UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4/28/2020

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

MO	43-0903811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Dr. Janine A. Davidson is a newly elected member of the Board of Directors of UMB Financial Corporation (the “Company”). Dr. Davidson will serve on the Corporate Governance & Nominating Committee and the Compensation Committee.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on April 28, 2020. As of the record date, there were a total of 48,927,927 shares outstanding and entitled to vote at the annual meeting. At the annual meeting, 43,108,183 shares were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Board of Directors to a vote of the shareholders:

1. Election of 13 directors to hold office until the 2021 annual meeting of shareholders. The nominees for the directorships received the following votes:

Director	For	Withhold	Broker Non-Votes
Robin C. Beery	39,987,819	302,113	2,818,252
Janine A. Davidson	39,837,168	452,763	2,818,252
Kevin C. Gallagher	39,774,364	515,567	2,818,252
Greg M. Graves	38,706,267	1,583,664	2,818,252
Alexander C. Kemper	39,751,439	538,492	2,818,252
J. Mariner Kemper	39,167,615	1,122,317	2,818,252
Gordon E. Lansford, III	39,912,748	377,184	2,818,252
Timothy R. Murphy	39,978,130	311,801	2,818,252
Tamara M. Peterman	39,846,078	443,853	2,818,252
Kris A. Robbins	39,749,185	540,747	2,818,252
L. Joshua Sosland	39,669,820	620,111	2,818,252
Paul Uhlmann, III	39,622,771	667,161	2,818,252
Leroy J. Williams, Jr.	39,995,432	294,499	2,818,252

Based on the votes set forth above, each of the nominees was elected to serve as a director until the annual meeting in 2021.

2. Advisory vote (non-binding) on the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
38,853,505	845,343	591,083	2,818,252

3. Ratification of the Corporate Audit Committee’s engagement KPMG LLP to serve as the Company’s independent registered public accounting firm for 2020. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
42,985,666	61,984	60,534	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: May 4, 2020